Contracted concessional assets	3 Months Ended
Mar. 31, 2019
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6. - Contracted concessional assets

The detail of contracted concessional assets included in the heading ‘Contracted concessional assets’ as of March 31, 2019 and December 31, 2018 is as follows:

	Balance as of March 31,	Balance as of December 31,
	2019	2018
	($ in thousands)
Contracted concessional assets cost	10,373,619	10,475,828
Amortization and impairment	(1,984,111)	(1,926,647)
Total	8,389,508	8,549,181

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IAS 17, and PS10, PS20, Seville PV, Mini-Hydro and Chile TL3 which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible or financial assets. As of March 31, 2019, contracted concessional financial assets amount to $843,909 thousand ($843,291 thousand as of December 31, 2018).

The decrease in the contracted concessional assets cost is primarily due to the lower value of assets denominated in euros since the exchange rate of the euro has dropped against the U.S. dollar since December 31, 2018.

No losses from impairment of contracted concessional assets were recorded during the three-month period ended March 31, 2019 ($42.7 million during the year 2018 in the Solana project).